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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 3, 2005
                                                -------------------------

                            Park National Corporation
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             (Exact name of registrant as specified in its charter)

            Ohio                        1-13006                    31-1179518
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(State or other jurisdiction          (Commission                (IRS Employer
      of incorporation)               File Number)           Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio               43058-3500
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    (Address of principal executive offices)                     (Zip Code)

                                 (740) 349-8451
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Section 8 - Other Events

Item 8.01 - Other Events.

On January 3, 2005, Park National Corporation (Park) and First Clermont Bank
(FCB) jointly announced the closing on Park's acquisition of the stock of FCB. Immediately following Park's stock acquisition, FCB merged into The Park National Bank (PNB), a banking subsidiary of Park. FCB will operate as a separate division of PNB and will retain its board of directors as an advisory board as well as retain its management, associates and customers.

Under the terms of the stock purchase agreement dated September 24, 2004, the sole shareholder of FCB received $52,500,000 from Park.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c) Exhibits. The following exhibit is being filed with this Current Report on Form 8-K:

              Exhibit No.      Description
              -----------      -----------
                 99.1          News release issued by Park National Corporation
                               and First Clermont Bank on January 3, 2005 announcing the closing under the stock purchase agreement.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PARK NATIONAL CORPORATION


Dated: January 3, 2005                            By: /s/ John W. Kozak
                                                      ----------------------
                                                      John W. Kozak
                                                      Chief Financial Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated January 3, 2005


                            Park National Corporation

Exhibit No.      Description
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   99.1          News Release issued by Park National Corporation and First
                 Clermont Bank on January 3, 2005 announcing the closing under the stock purchase agreement.



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